Employee Benefit Plans	12 Months Ended
Dec. 31, 2017
Postemployment Benefits [Abstract]
Employee Benefit Plans
Employee Benefit Plans
WPX has a defined contribution plan which matches dollar-for-dollar up to the first 6 percent of eligible pay per period. Employees also receive a non-matching annual employer contribution equal to 8 percent of eligible pay if they are age 40 or older and 6 percent of eligible pay if they are under age 40. Total contributions to this plan were $11 million, $13 million and $15 million for 2017, 2016 and 2015, respectively. Approximately $7 million, $7 million and $9 million were included in accrued and other current liabilities at December 31, 2017, 2016 and 2015, respectively, related to the non-matching annual employer contribution.